AGREEMENT OF SALE

BETWEEN

DAVID R FELDMAN D.B.A. PRO DATA
A SOLE PROPRIETORSHIP SITUATED AT
408 WESTMINSTER SUITE 7,
NEWPORT BEACH, CA 92663
WHO IS THE SELLER AND HEREAFTER IS NAMED  PRO DATA.

AND

DATON PAY USA INC.
A CALIFORNIA CORPORATION SITUATED AT
1560 BROOKHOLLOW DRIVE,
SANTA ANA, CA 92705
WHO IS THE BUYER AND HEREAFTER IS NAMED PAY USA.





CONTENTS:

A       GENERAL TERMS AND DEFINITIONS

B       PAYMENT TERMS

C       CONVERSION

D       CLIENT OWNERSHIP

E       MISCELLANEOUS

F       WARRANTIES OF THE SELLER & BUYER

G       RESTRAINT OF TRADE

H       DISPUTE RESOLUTION


A: GENERAL TERMS AND DEFINITIONS:

1. PRO DATA IS A PAYROLL PROCESSING SERVICE SOLELY OWNED BY DAVID R FELDMAN.

2. PAY USA IS A PAYROLL PROCESSING SERVICE OWNED BY COMPUTER OUTSOURCING SERVICES, INC.

3. PRO DATA WISHES TO SELL AND PAY USA WISHES TO PURCHASE THE PAYROLL PROCESSING CLIENT BASE OF PRO DATA.

4. THE PAYROLL PROCESSING CLIENT BASE THAT IS FOR SALE IS LISTED IN DETAIL IN ATTACHMENT 1. ATTACHMENT 1 REPPRESENTS THE COMPLETE PAYROLL PROCESSING CLIENT BASE OF PRO DATA.

5. EACH CLIENT LISTED ON THE CLIENT BASE IS TO BE CONSIDERED AN INDIVIDUAL COMPONENT FOR THE PURPOSE OF COMPUTING THE PURCHASE PRICE, ESTABLISHING THE CONVERSION DATE, THE PRICE CALCULATION PERIOD AND THE PAYOFF DATE.

6. THE EFFECTIVE DATE OF THIS AGREEMENT IS AUGUST 19, 1996.

7. GROSS REVENUE SHALL MEAN THE TOTAL AMOUNT BILLED FOR PAYROLL PROCESSING SERVICES EXCLUDING THE FOLLOWING FEES; SET-UP FEES, FEES FOR SALE OF SUPPLIES, QUARTERLY RETURN PREPARATION FEES, CUSTOM PROGRAMMING FEES, SALES TAX AND ANY COLLECTION FEES. DELIVERY FEES ARE SPECIFICALLY INCLUDED IN GROSS REVENUE.

8. CONVERSION DATE SHALL MEAN THE DATE AN INDIVIDUAL CLIENT BEGINS PAYROLL PROCESSING SERVICES WITH PAY USA.

9. PRICE CALCULATION PERIOD SHALL MEAN THE PERIOD AN INDIVIDUAL CLIENT PROCESSES ITS PAYROLL WITH PAY USA. FOR EACH CONVERTED CLIENT THE PRICE CALCULATION PERIOD STARTS ON THE CONVERSION DATE. THE PRICE CALCULATION PERIOD ENDS SIX MONTHS FOLLOWING THE CONVERSION DATE.

10. THE FINAL PURCHASE PRICE IS SET AT 200% OF THE ACTUAL GROSS REVENUE OF PAY USA DURING THE PRICE CALCULATION PERIOD FOR EACH CLIENT LISTED IN ATTACHMENT 1.

11. THE FINAL CONVERSION DATE IS THE CONVERSION DATE OF THE LAST CLIENT LISTED IN ATTACHMENT 1 THAT BEGINS PROCESSING ITS PAYROLL WITH PAY USA. BOTH PRO DATA AND PAY USA WILL PUT FORTH THEIR BEST EFFORT TO ENSURE THE FINAL CONVERSION DATE OCCURS NO LATER THAN OCTOBER 31, 1996.

12. DURING THE PRICE CALCULATION PERIOD OF EACH CLIENT, PAY USA GUARANTEES TO BILL THE CLIENTS LISTED IN ATTACHMENT 1 THAT CONVERT, AT A RATE EQUAL TO OR GREATER THAN THE AMOUNT PRO DATA WOULD HAVE CHARGED FOR THE EQUIVALENT PROCESSING SERVICES. PAY USA WILL CHARGE ITS CUSTOMARY CHARGES FOR ANY ADDITIONAL SERVICES PROVIDED BY PAY USA THAT PRO DATA DID NOT PROVIDE ITS CLIENTS. THE MAJOR EXAMPLES OF SUCH ADDITIONAL SERVICES ARE FULL TAX FILING AND DIRECT DEPOSIT.


B: PAYMENT TERMS:

13. THE PAYMENT TERMS IN BRIEF ARE AS FOLLOWS;
a) A DOWN PAYMENT ON THE DATE OF SIGNING THE AGREEMENT - 8/19/96
b) A SECOND PAYMENT PAYABLE 3 MONTHS AFTER THE FINAL CONVERSION DATE.
c) A FINAL PAYMENT PAYABLE 6 MONTHS AFTER THE FINAL CONVERSION DATE.

14. THE DOWN PAYMENT
THE DOWN PAYMENT IS CALCULATED AT 50% (FIFTY PERCENT) OF PRO DATA'S ACTUAL BILLING FOR THE QUARTER ENDED JUNE 30, 1996 ANNUALIZED FOR THE CLIENTS LISTED IN ATTACHMENT 1.

15. THE DOWN PAYMENT IS DUE AND PAYABLE BY PAY USA TO PRO DATA ON THE DATE OF SIGNING THIS AGREEMENT; AUGUST 19, 1996.

16. PRO DATA'S ACTUAL BILLING FOR THE QUARTER ENDED 6/30/96 IS LISTED IN DETAIL IN ATTACHMENT 1 AND TOTALS $36411.58. ANNUALIZED THIS AMOUNTS TO $139310.72. 50% OF $139310.72 AMOUNTS TO $69655.36. $69655.36 IS ROUNDED UP TO $70000.00
WHICH IS AGREED TO BE THE AMOUNT OF THE DOWN PAYMENT.

17. THE AMOUNT PRO DATA RECEIVES FOR THE DOWN PAYMENT ($70000.00) MAY BE INVESTED BY PRO DATA IN ANY LOW RISK LIQUID INVESTMENT OF PRO DATA'S CHOICE. SUCH INVESTMENT SHALL BE A CERTIFICATE OF DEPOSIT IN OUR JOINT NAMES. ALL INCOME EARNED OR ACCRUED ON THE INVESTMENT(S) SHALL BE FOR PRO DATA'S SOLE BENEFIT.

18. UPON THE OCCURRENCE OF THE CONVERSION DATE OF THE 40TH CLIENT LISTED IN ATTACHMENT 1, THE DEPOSIT IN 17 ABOVE WILL BECOME SOLELY PRO DATA'S PROPERTY.

19. THE SECOND PAYMENT
THE SECOND PAYMENT IS BASED ON 90% OF PAY USA'S ACTUAL GROSS REVENUE FOR THE CLIENTS LISTED IN ATTACHMENT 1. THE AMOUNT IS CALCULATED FOR EACH CLIENT LISTED IN ATTACHMENT 1 INDIVIDUALLY USING EACH INDIVIDUAL CONVERTED CLIENT'S FIRST 3 MONTH PRICE CALCULATION PERIOD. THE TOTAL GROSS REVENUE FOR EACH CONVERTED CLIENT IS ANNUALIZED (MULTIPLIED BY 4) AND THE GRAND TOTAL IS MULTIPLIED BY 90 (NINETY) PERCENT.

20. THE AMOUNT CALCULATED IN 19 ABOVE IS REDUCED BY THE $70000.00 DOWN PAYMENT. THE NET AMOUNT IS DUE AND PAYABLE TO PRO DATA WITHIN 5 BUSINESS DAYS FOLLOWING THE 3 MONTH PERIOD AFTER THE FINAL CONVERSION DATE.

21. PAY USA WILL PROVIDE PRO DATA A DETAILED SCHEDULE TO SUPPORT THE CALCULATION OF THE SECOND PAYMENT. THIS SCHEDULE WILL AS A MINIMUM CONTAIN THE FOLLOWING DETAIL.
	CLIENT NAME AND FREQUENCY.
	CLIENT CONVERSION DATE.
	INDIVIDUAL CLIENT BILLING DETAIL FOR THE 3 MONTH PERIOD.
	THE  BILLING DETAIL WILL SHOW EACH PROCESSING DATE AND CHARGE.
	DETAILS OF EXCLUDED CHARGES BY INDIVIDUAL CLIENT BY DATE.
	ANNUALIZED CALCULATION.

22. THE FINAL PAYMENT
THE FINAL PAYMENT IS BASED ON 100% OF PAY USA'S ACTUAL GROSS REVENUE. THE FINAL PURCHASE PRICE IS CALCULATED FOR EACH CLIENT LISTED IN ATTACHMENT 1 INDIVIDUALLY USING EACH INDIVIDUAL CONVERTED CLIENT'S FIRST 6 MONTH PRICE CALCULATION PERIOD. THE TOTAL GROSS REVENUE FOR EACH CONVERTED CLIENT IS ANNUALIZED (MULTIPLIED BY
2).

23. THE AMOUNT CALCULATED IN 22 ABOVE IS REDUCED BY THE $70000.00 DOWN PAYMENT AND THE AMOUNT OF THE SECOND PAYMENT. THE NET FINAL PAYMENT AMOUNT IS DUE AND PAYABLE TO (OR FROM) PRO DATA WITHIN 5 BUSINESS DAYS FOLLOWING THE 6 MONTH PERIOD AFTER THE FINAL CONVERSION DATE.

24. PAY USA WILL PROVIDE PRO DATA A DETAILED SCHEDULE TO SUPPORT THE CALCULATION OF THE FINAL PAYMENT. THIS SCHEDULE WILL AS A MINIMUM CONTAIN THE FOLLOWING DETAIL.
	CLIENT NAME AND FREQUENCY.
	CLIENT CONVERSION DATE.
	INDIVIDUAL CLIENT BILLING DETAIL FOR THE 6 MONTH PERIOD.
	THE  BILLING DETAIL WILL SHOW EACH PROCESSING DATE AND CHARGE.
	DETAILS OF EXCLUDED CHARGES BY EACH CLIENT BY DATE.
	ANNUALIZED CALCULATION.

25. NO PAYMENT WILL BE MADE FOR ANY CLIENT LISTED IN ATTACHMENT 1 THAT CONVERTS TO PAY USA AND PRIOR TO THE EXPIRATION OF THAT INDIVIDUAL CLIENT'S SIX MONTH PRICE CALCULATION PERIOD PERMANENTLY CANCELS PAY USA'S SERVICES.

26. CLIENTS WHO CONVERT TO PAY USA AND TEMPORARILY SUSPEND PROCESSING SERVICES OF PAY USA PRIOR TO THE EXPIRATION OF THAT CLIENT'S SIX MONTH PRICE CALCULATION PERIOD (BUT DO NOT CANCEL SUCH SERVICES) WILL BE PAID FOR BASED ON THE ACTUAL (REDUCED) AMOUNT OF BILLING DURING THAT CLIENT'S SIX MONTH CALCULATION PERIOD, ANNUALIZED.

27. THE SCHEDULES REFERRED TO IN 21 AND 24 MAY BE AUDITED BY PRO DATA AND THE COST OF ANY SUCH AUDIT SHALL BE FOR PRO DATA'S ACCOUNT. PAY USA SHALL PROVIDE SUPPORTING DOCUMENTATION REQUESTED BY PRO DATA. IF NO SUCH REQUEST IS RECEIVED FROM PRO DATA BY PAY USA WITHIN 10 BUSINESS DAYS FOLLOWING PRO DATA'S RECEIPT OF PAYMENT FROM PAY USA, IT WILL BE ASSUMED PRO DATA HAS WAIVED ITS RIGHT TO AUDIT THE PAYMENT SCHEDULES AND THE PAYMENT MADE WILL BE DEEMED FINAL AND ACCEPTED BY PRO DATA.

28. IF ANY OF THE PAYMENTS ABOVE ARE PAID LATE, A PENALTY OF 10% OF THE LATE PAYMENT WILL BECOME DUE AND PAYABLE TO PRO DATA.

29a) IF, DUE TO THE FAULT OF PAY USA, THE FINAL CONVERSION DATE WOULD OCCUR LATER THAN OCTOBER 31, 1996, THEN OCTOBER 31, 1996 WILL BE DEEMED THE FINAL CONVERSION DATE. ANY CLIENTS CONVERTED AFTER OCTOBER 31, 1996 WILL HAVE THEIR PRICE CALCULATION PERIOD PRORATED (REDUCED) ACCORDINGLY. FOR THE PURPOSE OF COMPUTING THE SECOND PAYMENT AND FINAL PAYMENT SUCH CLIENTS WILL BE ANNUALIZED BASED ON THEIR PRORATED PRICE CALCULATION PERIOD. THIS PRORATED PRICE CALCULATION WILL PRODUCE AN ANNUALIZED AMOUNT NO LESS THAN WOULD HAVE BEEN DERIVED HAD A FULL PRICE CALCULATION PERIOD BEEN USED.

29b) IN ORDER TO FURTHER CLARIFY 29a THE FOLLOWING EXAMPLE IS GIVEN: IF A CLIENT CONVERTED ON NOVEMBER 30, 1996, THE PRICE CALCULATION PERIOD WOULD BE PRO-RATED TO TWO (2) MONTHS FOR THE PURPOSE OF COMPUTING THE SECOND PAYMENT AND FIVE (5) MONTHS FOR THE PURPOSE OF COMPUTING THE FINAL PAYMENT. FOR THE SECOND PAYMENT, THE ANNUALIZED CALCULATION WOULD BE CALCULATED AS FOLLOWS. GROSS REVENUE FOR THE TWO (2) MONTH PERIOD MULTIPLIED BY 6. FOR THE FINAL PAYMENT, THE ANNUALIZED CALCULATION WOULD BE CALCULATED AS FOLLOWS: GROSS REVENUE FOR THE FIVE (5) MONTH PERIOD DIVIDED BY FIVE (5) AND MULTIPLIED BY 12.

30. THE PURPOSE OF 29 ABOVE IS TO ENSURE THAT THE SECOND PAYMENT IS DUE AND PAYABLE NO LATER THAN 5 BUSINESS DAYS AFTER JANUARY 31, 1997 AND THAT THE FINAL PAYMENT IS DUE AND PAYABLE NO LATER THAN 5 BUSINESS DAYS AFTER APRIL 30, 1997.


C: CONVERSION

31. THE CONVERSION OF THE INDIVIDUAL CLIENTS WILL START NO LATER THAN AUGUST 26, 1996 AND IS PLANNED TO END NO LATER THAN OCTOBER 31, 1996.

32. PRO DATA AND PAY USA WILL WORK TOGETHER TO PROVIDE A SMOOTH AND ACCURATE CONVERSION FROM PRO DATA'S PROCESSING TO PAY USA'S. THE COSTS INCURRED BY BOTH PRO DATA AND PAY USA IN CONNECTION WITH THEIR OBLIGATIONS REGARDING THE CONVERSION SHALL BE INCURRED AT THEIR OWN EXPENSE. BOTH PRO DATA AND PAY USA WILL PERFORM THEIR NORMAL CONTROLS AND CHECKING PROCEDURES TO VERIFY THE ACCURACY OF THE CONVERSION.

33. PAY USA AND PRO DATA WILL WORK TOGETHER TO TRANSFER THE INDIVIDUAL EMPLOYEE DATA ELECTRONICALLY. PRO DATA WILL PROVIDE PAY USA WITH THE EMPLOYEE DATA IN ASCII FORMAT AND PAY USA WILL CONVERT SUCH DATA INTO A FORMAT REQUIRED BY ITS SYSTEMS.

34. PRO DATA WILL PROVIDE PAY USA WITH A SCHEDULE OF THE PLANNED CLIENT CONVERSION DATES. THE SCHEDULE WILL SHOW THE CLIENT NAME; PROCESSING FREQUENCY; CONTACT NAME; TARGET CONVERSION DATE AND OTHER PERTINENT CLIENT DETAIL TO HELP INFORM PAY USA OF THE NATURE AND SPECIFIC REQUIREMENTS OF EACH INDIVIDUAL CLIENT.

35. PRO DATA AND PAY USA AGREE ON THE FOLLOWING APPROACH TO ENSURE THE MAXIMUM CLIENT CONVERSION RATE:

35a ) PRO DATA WILL SEND TO EACH OF ITS CLIENTS A LETTER EXPLAINING THAT PAY USA HAS PURCHASED PRO DATA'S CLIENT BASE AND THAT PAY USA WILL BEGIN CONVERTING THE CLIENT TO PAY USA. THE LETTER WILL LIST THE ADVANTAGES OF THE CONVERSION, THE REASON FOR THE SALE AND WILL URGE THE CLIENTS TO CONVERT AND TAKE ADVANTAGE OF PAY USA'S ADDITIONAL SERVICES. THIS CLIENT NOTIFICATION LETTER AS WELL AS A PAY USA NEW CLIENT PACKAGE WILL BE INCLUDED WITH THE DELIVERY OF THE PROJECTED FINAL PAYROLL OF THAT CLIENT. A SAMPLE LETTER IS INCLUDED WITH THIS AGREEMENT AND IS LABELED ATTACHMENT 2 AND NO CHANGE WILL BE MADE TO THE CLIENT NOTIFICATION LETTER WITHOUT PAY USA'S PRIOR CONSENT.

35b) PRO DATA WILL NOTIFY PAY USA EACH DAY AS TO WHICH CLIENTS IT HAS SENT THE LETTER AND PACKAGE TO. PAY USA WILL CONTACT THE CLIENT THE DAY FOLLOWING RECEIPT OF THE FINAL PAYROLL FROM PRO DATA AND INTRODUCE PAY USA.

35c) PRO DATA WILL PROMPTLY SUPPLY TO PAY USA IN ELECTRONIC AND PAPER FORMAT THE NECESSARY DATA TO ENABLE PAY USA TO ACCURATELY CONVERT THE CLIENT AND TO BEGIN PROCESSING SERVICES FOR THE CLIENT. SUCH DATA WILL AS A MINIMUM ENABLE PAY USA TO CAPTURE THE CLIENT'S YEAR TO DATE EARNING AND DEDUCTION DATA IN DETAIL BY EMPLOYEE; THE CLIENT'S EMPLOYEE MASTER FILE DATA; THE CLIENT COMPANY DATA AND ANY OTHER PERTINENT DATA THAT PRO DATA AND PAY USA DEEM IMPORTANT.

35d) PRO DATA WILL ASSIST PAY USA IN SELLING AND PROMOTING ADDITIONAL SERVICES OF PAY USA'S TO THE CLIENTS LISTED IN ATTACHMENT 1 THAT CONVERT TO PAY USA.

36. PRO DATA WILL CONTINUE TO PROVIDE PAYROLL PROCESSING SERVICES TO THE CLIENTS WHO HAVE NOT YET CONVERTED TO PAY USA. ALL COSTS AND INCOME IN RELATION TO THE PERFORMANCE OF SUCH SERVICES ARE FOR THE SOLE ACCOUNT OF PRO DATA.

37. CLIENTS WHO DO NOT CONVERT TO PAY USA MAY CONTINUE TO RECEIVE PAYROLL
PROCESSING SERVICES FROM PRO DATA.   PRO DATA WILL ALSO HAVE THE RIGHT TO SELL
SUCH NON-CONVERTING CLIENTS ELSEWHERE SUBJECT TO THE PROVISO THAT THE SALE OF SUCH NON-CONVERTING CLIENTS MUST BE COMPLETED PRIOR TO DECEMBER 31, 1996 AND SUBJECT FURTHER TO THE PENALTY CLAUSE IN 38 BELOW.

38. PRO DATA WILL BE ASSESSED A SURCHARGE PAYABLE TO PAY USA OF 10% OF THE ANNUALIZED REVENUE ON ATTACHMENT 1 OF NON-CONVERTING CLIENTS REFERRED TO IN 37 ABOVE. HOWEVER THIS SURCHARGE SHALL NOT BE ASSESSED IF 80% (BASED ON ANNUALIZED REVENUE) OF THE CLIENTS LISTED ON ATTACHMENT 1 ACTUALLY CONVERT. NO PENALTY WILL BE PAYABLE IF THE NON-CONVERTING CLIENTS ARE NOT SOLD ELSEWHERE BY PRO DATA.

39. CLIENTS WHO PAY USA CANNOT CONVERT OR WHO PAY USA DOES NOT WANT TO CONVERT, FOR WHATEVER REASON, MAY CONTINUE TO RECEIVE PAYROLL PROCESSING SERVICES FROM PRO DATA AND PRO DATA SHALL HAVE THE RIGHT TO SELL SUCH CLIENTS ELSEWHERE. SUCH SALES MUST BE COMPLETED PRIOR TO DECEMBER 31, 1996.
NO PENALTY WILL BE PAYABLE ON SUCH SALES.


D: CLIENT OWNERSHIP

40. OWNERSHIP OF THE INDIVIDUAL CLIENTS WILL PASS FROM PRO DATA TO PAY USA ON THE DATE PAY USA FIRST PROCESSES THAT CLIENT'S PAYROLL.


E: MISCELLANEOUS

41. PAY USA WILL PREPARE, FOR CONVERTED CLIENTS, AT NO CHARGE QUARTERLY RETURNS AND 1996 ANNUAL TRANSMITTALS AND W2'S FOR EACH CLIENT LISTED IN ATTACHMENT 1 THAT CONVERTS TO PAY USA. PAY USA MAY AT IT'S OPTION CHARGE FOR QUARTERLY RETURNS FOR STATES OTHER THAN CALIFORNIA IN CONFORMITY WITH PRO DATA'S PRIOR BILLING PRACTICES FOR OUT OF STATE RETURNS.

42. NO CONVERSION CHARGES WILL BE BILLED BY PAY USA FOR CONVERTING THE CLIENTS LISTED IN ATTACHMENT 1 FROM PRO DATA TO PAY USA.

43. NO OTHER ASSETS OF PRO DATA ARE INCLUDED IN THIS AGREEMENT OF SALE. SPECIFICALLY EXCLUDED ARE THE ACCOUNTS RECEIVABLE OF PRO DATA; THE BOOKKEEPING SERVICES PROVIDED BY PRO DATA; ANY SUPPLIES OR DEPRECIABLE ASSETS OF PRO DATA AND THE TAXABLE SALES SERVICES OF PRO DATA. PRO DATA AGREES TO INDEMNIFY AND HOLD HARMLESS PAY USA FROM ANY CLAIMS ARISING OUT OF OR RELATED TO PRO DATA'S BUSINESS PRIOR TO THE DATE OF THIS AGREEMENT.

44. PAY USA ASSUMES NO LIABILITIES OR OBLIGATIONS OF PRO DATA.

45. THIS AGREEMENT CONTAINS ALL OF THE ITEMS ON WHICH PRO DATA AND PAY USA HAVE AGREED. NO OTHER ORAL OR WRITTEN REPRESENTATIONS, UNDERSTANDINGS OR WARRANTIES EXIST EXCEPT AS SPECIFICALLY WRITTEN IN THIS AGREEMENT. ANY MODIFICATION TO THIS AGREEMENT SHALL BE IN WRITING.

46. EXCEPT AS SPECIFICALLY MENTIONED IN THIS AGREEMENT, PRO DATA AND PAY USA WILL BEAR THEIR OWN RESPECTIVE COSTS IN CONNECTION WITH THIS AGREEMENT AND IN RESPECT TO FULFILLING THEIR OBLIGATIONS OF THIS AGREEMENT.


F: WARRANTIES OF THE SELLER AND BUYER

WARRANTIES OF PRO DATA:
	ALL INFORMATION CONTAINED IN ATTACHMENT 1 IS TRUE, ACCURATE AND COMPLETE AS OF AUGUST 19, 1996.
	ALL OF THE CLIENTS THAT HAVE CANCELED OR TERMINATED FROM PRO DATA'S SERVICE ARE NOTED AS SUCH IN ATTACHMENT 1 AND NO AMOUNT IS INCLUDED FOR SUCH CLIENTS IN THE ANNUALIZED TOTAL OF $139310.72
	PRO DATA IS A PROPERLY FORMED SOLE PROPRIETORSHIP, VALIDLY OPERATING UNDER THE LAWS OF THE STATE OF CALIFORNIA.
	DAVID R FELDMAN AS THE SOLE OWNER OF PRO DATA HAS THE POWER AND AUTHORITY TO EXECUTE AND PERFORM ALL OF PRO DATA'S OBLIGATIONS SET OUT IN THIS AGREEMENT.

WARRANTIES OF PAY USA:
	PAY USA IS A PROPERLY FORMED AND ORGANIZED CORPORATION, VALIDLY OPERATING UNDER THE LAWS OF THE STATE OF CALIFORNIA AND THAT ANTON DONDE IS THE DULY ELECTED PRESIDENT OF PAY USA.
	ANTON DONDE AS THE PRESIDENT OF PAY USA HAS THE POWER AND AUTHORITY TO EXECUTE AND PERFORM ALL OF PAY USA'S OBLIGATIONS SET OUT IN THIS AGREEMENT.


G: RESTRAINT OF TRADE

FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1999, NEITHER PRO DATA NOR DAVID FELDMAN MAY:

	DIRECTLY OR INDIRECTLY PROVIDE PAYROLL SERVICES TO ANY COMPANY, ANYWHERE THAT PAYUSA CURRENTLY DOES BUSINESS

	SOLICIT OR REFER ANY CLIENT INCLUDED IN ATTACHMENT 1 TO ANY OTHER PAYROLL PROCESSING SERVICE


H: DISPUTE RESOLUTION

ALL CLAIMS, DISPUTES AND OTHER MATTERS IN CONTROVERSY ("DISPUTE") ARISING DIRECTLY OR INDIRECTLY OUT OF OR RELATED TO THIS AGREEMENT, OR THE BREACH THEREOF, WHETHER CONTRACTUAL OR NONCONTRACTUAL, AND WHETHER DURING THE TERM OR AFTER THE TERMINATION OF THIS AGREEMENT, SHALL BE RESOLVED EXCLUSIVELY ACCORDING TO THE PROCEDURES SET FORTH BELOW.

	MEDIATION.   NEITHER PARTY SHALL COMMENCE AN ARBITRATION PROCEEDING
	UNLESS SUCH PARTY SHALL FIRST GIVE A WRITTEN NOTICE (A "DISPUTE NOTICE") TO THE OTHER PARTY SETTING FORTH THE NATURE OF THE DISPUTE. THE PARTIES SHALL ATTEMPT IN GOOD FAITH TO RESOLVE THE DISPUTE BY MEDIATION UNDER THE AMERICAN ARBITRATION ASSOCIATION COMMERCIAL MEDIATION RULES IN EFFECT ON THE DATE OF THE DISPUTE NOTICE. IF THE PARTIES CANNOT AGREE ON THE SELECTION OF A MEDIATOR WITHIN 20 DAYS AFTER DELIVERY OF THE DISPUTE NOTICE, THE MEDIATOR WILL BE SELECTED BY THE AMERICAN ARBITRATION ASSOCIATION. IF THE DISPUTE HAS NOT BEEN RESOLVED BY MEDIATION WITHIN 60 DAYS AFTER DELIVERY OF THE DISPUTE NOTICE, THEN THE DISPUTE SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW.

	ARBITRATION.   ANY DISPUTE THAT IS NOT SETTLED BY MEDIATION AS PROVIDED
	ABOVE SHALL BE RESOLVED BY ARBITRATION BEFORE A SINGLE ARBITRATOR APPOINTED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR IN ORANGE COUNTY, CALIFORNIA. THE DETERMINATION OF THE ARBITRATOR SHALL BE FINAL AND ABSOLUTE. THE ARBITRATOR SHALL BE GOVERNED BY THE DULY PROMULGATED RULES AND REGULATIONS OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR THEN IN EFFECT, AND THE PERTINENT PROVISIONS OF THE LAWS OF THE STATE OF CALIFORNIA RELATING TO ARBITRATION. THE DECISION OF THE ARBITRATOR MAY BE ENTERED AS A FINAL JUDGMENT IN ANY COURT OF THE STATE OF CALIFORNIA OR ELSEWHERE. THE ARBITRATOR SHALL HAVE NO POWER OR AUTHORITY TO AWARD PUNITIVE DAMAGES. PRE-ARBITRATION DISCOVERY SHALL BE LIMITED TO ONE DEPOSITION PER PARTY NOT EXCEEDING EIGHT HOURS EACH. THE ARBITRATOR SHALL BE FREE TO AWARD ATTORNEYS' FEES TO THE PREVAILING PARTY.

PRO DATA                                        PAY USA
BY: /s/ David R. Feldman                        BY: /s/ Anton Donde

DATE: August 19, 1996                           DATE: August 19, 1996